SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report:  March 26, 1996

                             ENSERCH Corporation


            (Exact name of registrant as specified in its charter)

            Texas                     1-3183               75-0399066
        (State or other           (Commission File      (I.R.S. Employer
        jurisdiction of               Number)            Identification
        incorporation)                                   Number)

        ENSERCH Center, 300 South St. Paul Street, Dallas, TX    75201-5598
          (Address of principal executive offices)               (Zip Code)

                                (214) 651-8700

             (Registrant's telephone number, including area code)

                                     N/A

         (Former name or former address, if changed since last report)


          Item 5.   Other Events.

                 On March 26, 1996, the Board of Directors of
          ENSERCH Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new shareholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

                 Pursuant to the new Rights Agreement between the Company and Harris Trust Company of New York, as Rights Agent (the "1996 Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value $4.45 per share, of the Company on the expiration of the existing rights (May 5, 1996). Each of the new Rights will entitle the registered holder to purchase from the Company one two-hundredth of a share of $200 Participating Voting Preference Stock, Series C, without par value, at a price of $60 per one two-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock, rather than 20% or more or, in certain circumstances, 30% or more, under the existing plan. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on May 5, 2006. A summary of the 1996 Rights Agreement is attached as Exhibit B thereto.

                 The description and terms of the new Rights are set forth in the 1996 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits.

          (c)  Exhibits.

          Exhibit No.         Exhibit
          --------------      --------

               4                   Rights Agreement, dated as of
                                   May 5, 1996, between ENSERCH
                                   Corporation and Harris Trust
                                   Company of New York, which
                                   includes as Exhibit A thereto,
                                   the Form of Rights Certificate.


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ENSERCH Corporation
                                             (Registrant)

                                        BY: /s/J.W. Pinkerton
                                            ___________________________
                                            Name:  J.W. Pinkerton
                                            Title: Vice President and
                                                   Controller

          Dated:   March 29, 1996


                              INDEX TO EXHIBITS

          Exhibit No.                    Exhibit                    Page
          --------------                 --------                   -----

               4 Rights Agreement, dated as of March 26, 1996, between ENSERCH Corporation and Harris Trust
                                   Company of New York, which
                                   includes as Exhibit A thereto,
                                   the Form of Rights Certificate.